UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 25, 2024

CAN B CORP.

(Exact name of registrant as specified in its charter)

Florida	000-5573	20-3624118
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

960 Broadway, Suite 118

Hicksville, NY 11801

(Address of principal executive offices, including zip code)

(516) 595-9544

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Adoption of Agreement and Plan of Merger and Consummation of Holding Company Reorganization

On October 25, 2024, Can B Corp. (“Can B”) implemented a holding company reorganization (the “Nascent Merger”) pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of October 23, 2024, among Can B, Nascent Pharma Holdings, Inc., a Florida corporation (“Nascent”), and Nascent Merger Sub, Inc., a Florida corporation (“Merger Sub”), which resulted in Nascent owning all of the outstanding capital stock of Can B. Pursuant to the Nascent Merger, Merger Sub, a direct, wholly owned subsidiary of Nascent and an indirect, wholly owned subsidiary of Can B, merged with and into Can B, with Can B surviving as a direct, wholly owned subsidiary of Nascent. Each share of each class of Can B stock issued and outstanding immediately prior to the Nascent Merger automatically converted into an equivalent corresponding share of Nascent stock, having the same designations, rights, powers and preferences and the qualifications, limitations and restrictions as the corresponding share of Can B stock being converted. Accordingly, upon consummation of the Nascent Merger, Can B’s stockholders immediately prior to the consummation of the Nascent Merger became stockholders of Nascent. The stockholders of Can B will not recognize gain or loss for U.S. federal income tax purposes upon the conversion of their shares in the Nascent Merger.

The Nascent Merger was conducted pursuant to Section 607.11045 of the Florida Business Corporation Act (the “FBCA”), which provides for the formation of a holding company without a vote of the stockholders of the constituent corporation. The conversion of stock occurred automatically without an exchange of stock certificates. After the Nascent Merger, unless exchanged, stock certificates that previously represented shares of a class of Can B stock now represent the same number of shares of the corresponding class of Nascent stock. Immediately after consummation of the Nascent Merger, Nascent has, on a consolidated basis, the same assets, businesses and operations as Can B had immediately prior to the consummation of the Nascent Merger.

As a result of the Nascent Merger, Nascent became the successor issuer to Can B pursuant to 12g-3(a) of the Exchange Act and as a result the shares of Nascent Common Stock are deemed registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The foregoing descriptions of the Nascent Merger and Merger Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 and which is incorporated by reference herein.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the Nascent Merger, Can B notified the Financial Industry Regulatory Authority (“FINRA”) that it planned to complete the Nascent Merger and, in connection therewith, requested that a new trading symbol be assigned to Nascent. FINRA requested that a new notice be submitted to FINRA after the Nascent Merger is complete. As a result, the change in issuer name and trading symbol on the OTCQB Market will not occur until FINRA completes the processing of the name change and assigns Nascent a trading symbol.

On October 28, 2024, Can B filed a certificate on Form 15 with the U.S. Securities and Exchange Commission (the “Commission”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requesting that Can B shares be deregistered under the Exchange Act, and that Can B’s reporting obligations under the Exchange Act be suspended (except to the extent of the succession of Nascent to the Exchange Act Section 12(g) registration and reporting obligations of Can B).

Item 3.03.	Material Modification of Rights of Securityholders.

Upon consummation of the Nascent Merger, each share of each class of Can B stock issued and outstanding immediately prior to the Nascent Merger automatically converted into an equivalent corresponding share of Nascent stock, having the same designations, rights, powers and preferences and the qualifications, limitations and restrictions as the corresponding share of Can B stock that was converted.

The information set forth in Item 1.01 and Item 5.03 is hereby incorporated by reference in this Item 3.03.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Nascent Merger, on October 25, 2024, Can B also entered into the Compensation Plan Agreement with Nascent pursuant to which Nascent assumed (including sponsorship of) the Can B 2021 Incentive Stock Option Plan and any subplans, appendices or addendums thereunder (together, the “Can B Equity Compensation Plans”), and all obligations of Can B pursuant to each stock option to purchase a share of Can B stock (a “Can B Option”) that was outstanding immediately prior to October 25, 2024 and issued under the Can B Equity Compensation Plans and underlying grant agreements (each such grant agreement, a “Can B Stock Option Agreement” and such grant agreements together with the Can B Equity Compensation Plans, the “Can B Equity Compensation Plans and Agreements”). On October 25, 2024, each such Can B Option was converted into an option to purchase a Nascent share at an exercise price per share equal to the exercise price per share of the Can B stock subject to such Can B Option immediately prior to October 25, 2024. On October 25, 2024, the Can B Options and the Can B Equity Compensation Plans and Agreements were automatically deemed to be amended (and, in the case of the Can B 2021 Incentive Stock Plan, formally amended), to the extent necessary or appropriate, to provide that references to Can B in such awards, documents and provisions will be read to refer to Nascent and references to shares of Can B stock in such awards, documents and provisions will be read to refer to Nascent shares.

The foregoing descriptions of the Compensation Plan Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Compensation Plan Agreement which is filed as Exhibit 10.1 and which is incorporated by reference herein.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 25, 2015, the Articles of Incorporation of Can B (the “Can B Charter”) was amended pursuant to the Nascent Merger to add a provision, which is required by Section 607.11045(g)_ of the FBCA, that provides that any act or transaction by or involving Can B, other than the election or removal of directors, that requires for its adoption under the FBCA or the Can B Charter the approval of the stockholders of Can B shall require the approval of the stockholders of Nascent by the same vote as is required by the FBCA and/or the Can B Charter.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated October 23, 2024, by and among Can B Corp., Nascent Pharma Holdings, Inc. and Nascent Merger Sub

3.1	Articles of Merger

10.1	Compensation Plan Agreement, dated October 25, 2024 between Can B Corp. and Can B Corp.

104	Cover Page Interactive Data File, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAN B CORP.

Date: October 28, 2024	/s/ Marco Alfonsi
Marco Alfonsi
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated October 25, 2024, by and among Can B Corp., Can B Corp. and Nascent Merger Sub

3.1	Articles of Merger

10.1	Compensation Plan Agreement, dated October 25, 2024 between Can B Corp. and Can B Corp.

104	Cover Page Interactive Data File, formatted in Inline XBRL